UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 29, 2007

                        Commission File Number 000-52263


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

            Florida                                             03-0586935
  (State or Other Jurisdiction                               (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                     100 East Linton Boulevard, Suite 106B,
                          Delray Beach , Florida 33483
                    (Address of principal executive offices)

                                  (561)278-7856
              (Registrant's telephone number, including area code)

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 29, 2007, the Registrant entered into a Common Stock Purchase Agreement with Vision International Enterprises, S.A. ("Vision"). Subject to the terms and conditions of agreement with Vision, Vision agreed to purchase 1,250,000 restricted shares of the Registrant's common stock at a purchase price of $.20 per share. In addition, the Registrant issued to Vision an aggregate of 1,500,000 warrants to purchase the Registrant's common stock at exercise prices ranging from $.40 to$3.00 per share. The warrants have varying expiration dates ranging from six months to forty-eight months. A copy of the agreement with Vision is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     Also, on November 29, 2007, the Registrant entered into a Common Stock Purchase Agreement with Isthmus Investments Management, S.A. ("Isthmus"). Subject to the terms and conditions of agreement with Isthmus, Isthmus agreed to purchase 1,250,000 restricted shares of the Registrant's common stock at a purchase price of $.20 per share. In addition, the Registrant issued to Isthmus an aggregate of 1,500,000 warrants to purchase the Registrant's common stock at exercise prices ranging from $.40 to$3.00 per share. The warrants have varying expiration dates ranging from six months to forty-eight months. A copy of the agreement with Isthmus is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     Vision and Isthmus have both indicated to the Registrant that they will begin funding the above agreements on November 30, 2007.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

     See Item 1.01, above.

     While the Registrant has not issued any of the shares of common stock or the warrants being purchased by Vision and Isthmus, it has agreed to issue to each of Vision and Isthmus an aggregate of 1,250,000 shares of common stock and 1,500,000 warrants to purchase common stock.

     No underwriters or broker-dealers were involved in any of the above transactions.

     The above transactions were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and did not involve any public offering, as it was limited to small number of investors. Vision and Isthmus received adequate information about the Registrant and had such knowledge and experience in financial and business matters that they were able to evaluate the merits and risks of an investment in our common stock and warrants. Vision and Isthmus advised the Registrant that they were acquiring such securities for investment purposes only and not with a view to, or in connection with, any distribution thereof. Appropriate restrictive legends were imprinted on the warrant certificates issued to Vision and Isthmus and will be imprinted on the share certificates issued to the above persons as the above agreements are funded and if and when any or all of the warrants are exercised.

ITEM 7.01. REGULATION FD DISCLOSURE

     On November 30, 2007, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                           Exhibit
-----------                           -------

  10.1 Agreement between Cavit Sciences, Inc. and Vision International Enterprises, S.A. dated November 29, 2007

  10.2 Agreement between Cavit Sciences, Inc. and Isthmus Investments Management, S.A. dated November 29, 2007.

  99.1        Press Release dated November 30, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: November 30, 2007                CAVIT SCIENCES, INC.


                                       By: /s/ Colm J. King
                                           -------------------------------------
                                           Colm J. King
                                           President and Chief Executive Officer

                                 Exhibit Index


Exhibit No.                           Exhibit
-----------                           -------

  10.1 Agreement between Cavit Sciences, Inc. and Vision International Enterprises, S.A. dated November 29, 2007

  10.2 Agreement between Cavit Sciences, Inc. and Isthmus Investments Management, S.A. dated November 29, 2007.

  99.1        Press Release dated November 30, 2007